140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20180204289-86
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 05/03/2018 12:10 PM
	Entity Number E0424602015-5

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

CLIC Technology, inc.
Name of **merging** entity

Florida
Jurisdiction

corporation
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

FundThatCompany
Name of **surviving** entity

Nevada
Jurisdiction

corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Yosef Biton

c/o: CLIC Technology, Inc.
1815 NE 144th Street
North Miami, FL 33181

3) Choose one:

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

CLIC Technology, Inc.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

FundThatCompany
Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The name of the company is changed from "FundThatCompany" to "CLIC Technology, Inc."

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: 05/03/2018 **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

CLIC Technology, Inc.
Name of merging entity

X [signature]
Signature

President
Title

05/03/2018
Date

Name of merging entity

X
Signature

Title

Date

Name of merging entity

X
Signature

Title

Date

Name of merging entity

X
Signature

Title

Date

and,

FundThatCompany
Name of surviving entity

X [signature]
Signature

President
Title

05/03/2018
Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Merger and Plan of Reorganization

1.1 Plan of Merger. At Closing (as hereinafter defined), the following Plan of Merger of CLIC Technology, Inc. (the "Merging Corporation") and FundThatCompany (the "Surviving Corporation"), is adopted pursuant to the Nevada Revised Statues, the laws, the laws of the State of Florida and section 368(a)(1)(A) of the Internal Revenue Code of 1986 of the United States as amended:

a) CLIC Technology, Inc. shall be merged with and into FundThatCompany, to exist and be governed by the laws of the State of Nevada.

b) The name of the Surviving Corporation shall be changed from FundThatCompany to "CLIC TECHNOLOGY, INC.".

c) At Closing, the separate corporate existence of CTI shall cease, and the Surviving Corporation shall succeed, without other transfer, to all the rights and property of CTI and shall be subject to all the debts and liabilities of the Merging Corporation in the same manner as if the Surviving Corporation had itself incurred them. Post Closing, the Surviving Corporation at its sole option may operate the business of CTI as a wholly-owned subsidiary company or an operating division. All rights of creditors and all liens on the property of each Constituent Corporation shall be preserved unimpaired, limited in lien to the property affected by the liens immediately prior to the Merger.

d) The Surviving Corporation will carry on business with the assets of CTI, as well as with the assets of FNTT.

e) The CTI Shareholders shall surrender all of their CTI Shares in the manner hereinafter set forth.

f) In exchange for the CTI Shares surrendered by the CTI Shareholders, the Surviving Corporation will issue and transfer to the CTI Shareholders, on the basis set forth in Section 1.3, the FNTT Shares.

g) All pre-Closing third party shareholders of FNTT will retain their shares as shares of the Surviving Corporation.

h) (1) Article I of the Articles of Incorporation of FNTT shall be amended to read as follows: "The name of the Corporation is amended as follows: "CLIC TECHNOLOGY, INC.".

(2) Except as amended in Subparagraph (h) (1), the amended Articles of Incorporation of FNTT shall continue in full force as the Articles of Incorporation of the Surviving Corporation until further amended, altered, or repealed as

provided in the Articles or as specified by law.

1.2 Results of Merger. The Constituent Corporations hereby agree that the Merging Corporation shall be merged with, and into, the Surviving Corporation, and the Merging Corporation and the Surviving Corporation shall be a single corporation. The Surviving Corporation shall be the corporation continuing after the merger, and the separate existence of the Merging Corporation shall cease at Closing.

1.3 Share Exchange. At Closing, to execute the merger, all shares of the outstanding capital stock of the Merging Corporation will be exchanged for a total of One Hundred and Ten Million (110,000,000) shares of restricted common stock of the Surviving Corporation. The total issued and outstanding shares of common stock of the Surviving Corporation, which at Closing shall be One Hundred and Eignty-Three Million, Eight Hundred and Fifty Thousand (183,850,000) shares.

At Closing, each CTI Shareholder agrees that any and all capital stock of the Merging Corporation to which they are entitled has been surrendered to the Surviving Corporation and cancelled per the terms and conditions of this Agreement and that each CTI Shareholder no longer has any rights to any ownership of CTI, which has merged into FNTT, and subsequently CTI has ceased to exist.

1.4 Approval of Shareholder; No Material Changes. Pursuant to applicable statutory provisions, this merger requires the approval of the shareholders of each of the Surviving Corporation and the Merging Corporation. The conditions of the applicable statutes of the State of Nevada have been complied with as follows:

a) The shareholders of the Surviving Corporation and the Merging Corporation have approved any increase in the quantity and class of outstanding shares of capital stock of the Surviving Corporation connected to this merger; and

b) This Agreement does not conflict with or make changes in the Articles of Incorporation or the Bylaws of the Surviving Corporation (except as to the change in name).

1.5 Record Date of Merger. The record date of the Merger shall be the Effective Date, which shall be filed with the appropriate governmental authorities.

1.6 Exemption from Registration. The parties hereto intend that all FNTT Shares shall be restricted pursuant to Rule 144 and exempt from the registration requirements of the Securities Act of 1933 of the United States, as amended.

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

CLIC TECHNOLOGY, INC.

Nevada Business Identification # NV20151526912

Expiration Date: September 30, 2018

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on May 3, 2018

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.